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                 [ARTHUR ANDERSEN LLP LETTERHEAD APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated August 11, 1995 included in Jones Intercable, Inc.'s Form 10-K for the year ended May 31, 1995 and to all references to our Firm included in this registration statement.

                                  /S/ Arthur Andersen LLP

Denver, Colorado,

  November 10, 1995.